As filed with the Securities and Exchange Commission on

                                                                     May 1, 2001

                                               Securities Act File No. 002-23727
                                       Investment Company Act File No. 811-01311

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
Pre-Effective Amendment No. __                                               ---
Post-Effective Amendment No. 63                                               X
                             --                                              ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---
Amendment No. 24                                                              X
                                                                             ---


                            THE GABELLI MATHERS FUND
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including area code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1434
                     (Name and Address of Agent for Service)
                                   Copies To:

James E. McKee, Esq.                   Richard T. Prins, Esq.
The Gabelli Mathers Fund               Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center                   Four Times Square, 30th Floor
Rye, New York 10580-1434               New York, New York 10036


It is proposed that this filing will be effective:

___ immediately  upon filing pursuant to paragraph (b);
_X_ on May 1, 2001 pursuant to paragraph (b); or ___ 60 days after filing pursuant to paragraph (a)(1); or
___ on ______  pursuant to paragraph (a)(1) or;
___ 75 days after filing pursuant to paragraph (a)(2); or
___ on ______ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)


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                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                           -------------------------



INVESTMENT AND PERFORMANCE SUMMARY ......................    2-5

INVESTMENT AND RISK INFORMATION .........................    6-8

MANAGEMENT OF THE FUND ..................................    8-9

PURCHASE OF SHARES ......................................      9

REDEMPTION OF SHARES ....................................     10

EXCHANGE OF SHARES ......................................     11

PRICING OF FUND SHARES ..................................     12

DIVIDENDS AND DISTRIBUTIONS .............................     13

TAX INFORMATION .........................................     13

MAILINGS TO SHAREHOLDERS ................................     13

FINANCIAL HIGHLIGHTS ....................................     14

THE
GABELLI
MATHERS
FUND



CLASS AAA SHARES




PROSPECTUS
MAY 1, 2001




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE


The Gabelli Mathers Fund (the "Fund") seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.



PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by using the following principal strategies:


      o investing primarily in common stocks, selected for their appreciation potential

      o engaging, within prescribed limits, in short sales of common stocks whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security

      o varying its common stock exposure by hedging, primarily with the purchase or short sale of Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") futures contracts

      o investing all or a portion of its assets primarily in U.S. Treasury securities when Gabelli Funds, LLC (the "Adviser") believes the risk of loss from investing in stocks is high

      o investing in certain "event" driven situations such as announced mergers, acquisitions and reorganizations ("arbitrage")


No minimum or maximum percentage of the Fund's assets is required to be invested in any type of security or investment strategy.


PRINCIPAL RISKS

The Fund is subject to the risks associated with investing in both stocks and U.S. Treasury securities. The Fund is also subject to certain additional risks associated with stock index futures hedging and the higher risk investment strategy of selling stocks short.

The Fund's share price will fluctuate with changes in the market value of its portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to rise and fall. The Fund is also subject to the risks that the value of its U.S. Treasury securities, stock index futures hedge position, and stocks sold short will decline. When you sell your Fund shares, you may receive less than you paid for them. Consequently, you can lose money by investing in the Fund.

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WHO MAY WANT TO INVEST

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

      o you seek long-term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy

      o you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities and/or may employ hedging techniques with respect to its common stock exposure

      o you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets

You may not want to invest in the Fund if:

      o you seek returns that typically move with the S&P 500 Index, in both up and down markets

      o  you seek a fully invested equity portfolio



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PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1991), and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                            THE GABELLI MATHERS FUND

[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1991            9.45%
1992            3.11%
1993            2.13%
1994           -5.89%
1995            7.01%
1996           -0.07%
1997            3.01%
1998           -5.21%
1999            5.73%
2000            5.02%


During the period shown in the bar chart, the highest quarterly return was 4.03% for the quarter ended ____ June 30, 1995, and the lowest quarterly return was (3.21)% for the quarter ended December 31, 1998.

                                                                                                      Since
      AVERAGE ANNUAL TOTAL RETURNS               PAST               PAST             PAST           AUGUST 19,
(FOR THE PERIODS ENDED DECEMBER 31, 2000)      ONE YEAR          FIVE YEARS        TEN YEARS           1965*
-----------------------------------------    -------------       ----------        ---------        ----------
The Gabelli Mathers Fund ..................      5.02%              1.62%            2.32%           11.16%
S&P 500 Stock Index** .....................     (9.10)%            18.33%           17.46%           11.84%

------------------------
* From August 19, 1965, the date that the Fund commenced investment operations. ** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not reflect expenses or fees.



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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees ................................................     1.00%
Distribution (Rule 12b-1) Fees(1) ..............................     0.25%
Other Expenses .................................................     0.34%
                                                                     -----
Total Annual Fund Operating Expenses(2) ........................     1.59%
                                                                     -----
Fee Waiver(2) ..................................................    (0.19)%
                                                                     -----
Total Annual Fund Operating Expenses(2) ........................     1.40%
                                                                     =====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2) For a period of two years from October 1,1999, the Adviser has agreed to waive a portion of its advisory fee so that the fee is 0.75% on the first $100 million of the Fund's assets and 1.00% on assets greater than $100 million.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            1 YEAR            3 YEARS           5 YEARS           10 YEARS
            ------            -------           -------           --------
             $143              $483              $848              $1,873



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                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective and principal investment strategies are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Trustees at any time without a vote of shareholders. The Fund is flexibly managed and can use a variety of investment strategies in the pursuit of its investment objective, with no minimum or maximum percentage of assets required to be invested in any type of security or investment strategy.

The Adviser selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data, including but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators.

The Adviser's stock selection process is not limited by the total market value of a company's stock, so the Fund may select small, medium or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradeable shares. In general, companies with small revenue bases may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics may decline in value if their unique circumstances do not develop as anticipated. Special situation factors may include, but are not limited to, potential and/or announced takeover targets, corporate restructuring candidates, and companies involved in corporate reorganizations.

The Fund may make short sales of equity securities in amounts of up to 50% of the value of the Fund's net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security.

The Fund may vary its equity exposure by hedging through the purchase or short sale of stock index futures contracts. The Fund will not purchase or sell short stock index futures contracts if immediately thereafter the aggregate initial margin required to be deposited would exceed 5% of the value of the Fund's total assets.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds when the Adviser believes financial market conditions warrant such action and/or during periods when the Adviser believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long term historical ranges. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets.

While the Fund's objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The Adviser may consider a variety of factors including, but not limited to, financial market conditions, individual stock and aggregate equity valuation levels, corporate developments, other investment



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6
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opportunities,  Fund redemptions,  tax considerations,  including the Fund's tax
loss  carryforward  (see  "Tax  Information"),   and  changed  expectations,  in
determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund's portfolio may be very high, since investments may be held for very short time periods when the Adviser believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Portfolio turnover may be significantly increased due to the Fund holding a substantial portion of its assets in U.S. Treasury securities with maturities of less than one year in conjunction with the purchase and sale of long equity positions and U.S. Treasury securities with maturities greater than one year.

The Fund may also use the following investment technique:

         o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals. For instance, during the past 10 years a majority of the Fund's assets were invested in U.S. Treasury securities.

There are market risks inherent in any investment and there is no assurance that the objective of the Fund will be realized. Also, there is no assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested.

Investing in the Fund also involves the following risks:

         o EQUITY RISK. To the extent that the Fund's portfolio has significant equity exposure, long and/or short, the Fund is subject to the risks inherent in the stock market and individual stocks, including but not limited to the following:

               o  unpredictable   price  volatility  in  individual  stocks  and
                  various stock indices

               o changes in interst rates, inflation and corporate profits, currency exchange rate volatility, and other economic factors

               o  individual company and/or industry developments

               o  national and international political events

Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

The Adviser invests the Fund's assets more conservatively than the managers of most equity funds when the Adviser believes the risk of owning stocks is high. If the Adviser is incorrect in this judgment, the Fund's total return may underperform more fully-invested equity funds.

         o HEDGING RISK. The percentage fluctuation in the value of the Fund's hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures are subject to certain other risks, including but not limited to the following:


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                                                                               7
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            o  an  imperfect  correlation  between the change in market value of the Fund's long stock positions relative to its short stock index futures hedge position, limiting the effectiveness of the hedge

            o possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements

            o the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

         o INTEREST RATE RISK. To the extent that the Fund's portfolio is invested in U.S. Treasury securities, it is subject to certain risks which include a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates. Additionally, there is the credit risk of the issuer of the security being unable to make interest or principal payments when due.

         o MANAGEMENT RISK. The Adviser's analysis and judgment regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value. Additionally, if stock prices increase, the Fund may lose the opportunity to benefit on that portion of its portfolio invested in fixed income securities.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to a fee equal to 1.00% of the value of the Fund's average net assets. The Adviser has agreed to waive a portion of its advisory fee so that the fee is 0.75% on the first $100 million of the Fund's assets until October 1, 2001.




THE PORTFOLIO MANAGER. Mr. Henry Van der Eb, CFA, of Gabelli Funds, LLC, is primarily responsible for the day to day management of the Fund and has been the Fund's portfolio manager for more than 20 years. Mr. Van der Eb (56) is President, Chief Executive Officer, and Trustee of the Fund. He served as President of The Investment Analysts Society of Chicago (1979-1980), and is a Chartered Financial Analyst (CFA), a Chartered Investment Counselor (CIC), and a member of the Association for Investment Management and Research (AIMR).

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAAShares to finance distribution of its Class AAA shares. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of the Fund's shares. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also




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make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

         o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Mathers Fund" to:

            BY MAIL                                    BY PERSONAL DELIVERY
            -------                                    --------------------
            THE GABELLI FUNDS                          THE GABELLI FUNDS
            P.O. BOX 8308                              C/O BFDS
            BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                       BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                          RE: THE GABELLI MATHERS FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS. The Fund makes available IRA, "Roth" IRA and Education IRA plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554).




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Self-employed  investors may purchase shares of the Fund through  tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of
qualified  pension  or  profit-sharing   plans  which  are  employer  sponsored,
including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.



                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.


The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      o  BY LETTER.  You may mail a letter  requesting  redemption of shares to:
         THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the
         United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State




--------------------------------------------------------------------------------
10

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      Street  properly  acts on telephone or Internet  instructions  and follows
      reasonable  procedures  to  protect  against  unauthorized   transactions,
      neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").


      1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

      2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

REDEMPTION IN KIND. The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.



                               EXCHANGE OF SHARES


You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

      o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

      o  you may realize a taxable gain or loss.

      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      o EXCHANGE BY MAIL. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the funds whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES


The Fund's net asset value is calculated on any day the NYSEis open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The net asset value per share of the Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of Fund Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Trustees believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.




--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


                                 TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that will offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive taxable distributions of capital gains. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rates that an investor would have earned on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). The full year information for 1996 through 1998 has been audited by Arthur Andersen LLP, independent accountants. For 1999 and 2000, the information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


                            THE GABELLI MATHERS FUND


Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year endedDecember 31,

                                                          2000      1999(A)        1998         1997        1996
                                                        -------    --------      --------     --------   --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ....            $ 11.94    $  11.73      $  13.06     $  13.27    $ 13.75
                                                        -------    --------      --------     --------   --------
   Net investment income ...................               0.49        0.46          0.58         0.53       0.40
   Net realized and unrealized gain/(loss)
     on investments and securities sold short              0.11        0.21         (1.26)       (0.13)     (0.41)
                                                        -------    --------      --------     --------   --------
   Total from investment operations ........               0.60        0.67         (0.68)        0.40      (0.01)
                                                        -------    --------      --------     --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................              (0.49)      (0.46)        (0.65)       (0.61)     (0.47)
                                                        -------    --------      --------     --------   --------
   Total distributions .....................              (0.49)      (0.46)        (0.65)       (0.61)     (0.47)
                                                        -------    --------      --------     --------   --------
   NET ASSET VALUE, END OF PERIOD ..........            $ 12.05    $  11.94      $  11.73     $  13.06   $  13.27
                                                        =======    ========      ========     ========   ========
   Total return+ ...........................               5.02%       5.73%        (5.21)%       3.01%     (0.07)%
                                                        =======    ========      ========     ========   ========
RATIOS TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....            $99,855    $104,693      $108,548     $138,404   $171,596
   Ratio of net investment income
     to average net assets .................               3.79%       3.50%        4.56%         3.96%      2.96%
   Ratio of operating expenses to
     average net assets(b) .................               1.34%       1.24%        1.16%         1.07%      1.03%
   Portfolio turnover rate .................                977%        922%          67%           50%        38%

----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.
(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.31%, 1.24% and 1.12%, respectively.

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14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?
The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------



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                                                                              15

--------------------------------------------------------------------------------


                            THE GABELLI MATHERS FUND
                                CLASS AAA SHARES

================================================================================


FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
                 You can get free copies of these documents and
             prospectuses of other funds in the Gabelli family, or
              request other information and discuss your questions
                          about the Fund by contacting:
                            The Gabelli Mathers Fund
                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Fund's Prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

      o  Free from the Commission's Website at http://www.sec.gov.





(Investment Company Act file no. 811-01311)
--------------------------------------------------------------------------------

                            THE GABELLI MATHERS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Mathers Fund (the "Fund"). This SAI is incorporated by reference in its entirety into the Fund's prospectus. The SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2001. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM


                                TABLE OF CONTENTS
                                                                           PAGE

GENERAL INFORMATION...........................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS ......................................................6
TRUSTEES AND OFFICERS ........................................................8
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................11
INVESTMENT ADVISORY AND OTHER SERVICES ......................................12
DISTRIBUTION PLAN............................................................15
PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................16
REDEMPTION OF SHARES.........................................................18
DETERMINATION OF NET ASSET VALUE.............................................18
DIVIDENDS AND DISTRIBUTIONS..................................................19
TAXATION.....................................................................19
INVESTMENT PERFORMANCE INFORMATION...........................................22
DESCRIPTION OF THE FUND'S OF SHARES..........................................22
FINANCIAL STATEMENTS.........................................................23

                               GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the state of Delaware on June 17, 1999. The Fund commenced operations on October 1, 1999 as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965 that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information and performance data relating to the period prior to October 1, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

[An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares.]

                         INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective, how the Fund seeks to achieve its investment objective and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

FIXED-INCOME SECURITIES

The Fund may, subject to the limitation described in paragraph 3 under "Fundamental Policies" below, invest all or any portion of its assets in high quality fixed-income securities, which may include the following:
* U.S. Treasury bills, notes or bonds
* banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements* commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's
* repurchase agreements with respect to the foregoing

REPURCHASE AGREEMENTS

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include:
* possible decline in their value while the Fund seeks to enforce its rights
* possible loss of all or a part of the income or proceeds of the repurchase
* possible loss of rights in such  securities
* additional expenses to the Fund in enforcing its rights

SHORT SALES OF SECURITIES

The Fund may, subject to the limitation described in paragraph 8 under "Non-fundamental Policies" below, effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security (less related transaction costs) at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security (less related transaction costs)s greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

Pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline.

The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when and how to utilize short selling involves the exercise of skill and judgment and, unless the Fund's Investment Adviser, Gabelli Funds, LLC (the "Adviser") correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made,
(ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowed and sold short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

STOCK INDEX OPTIONS

The Fund may, subject to the limitation described in paragraph 6 under "Non-fundamental Policies" below, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation. The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly, in the case of a call, and inversely, in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS

The Fund may, subject to the limitation described in paragraph 7 under "Non-fundamental Policies" below, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the Adviser thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is open based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets - even assets directly traceable to the Fund - from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund has obtained from the CFTC an exclusion from falling within the definition of a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

Several risk factors are associated  with trading stock index futures  contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the Fund's Adviser correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index, materially impairing the usefulness of the stock index futures markets for hedging stock positions.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the approval of a majority of the Fund's shareholders, defined as the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose);

2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances;

3. Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose);

4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund;

5. Make investments for the purpose of exercising control or management of any company;

6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer;

7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry; or

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment adviser.

NON-FUNDAMENTAL POLICIES

The Fund has adopted the following non-fundamental policies which may be changed by the Fund's Board of Trustees without shareholder approval. The Fund will not:

1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended;


2. Purchase any interest in any oil, gas or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options;

3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer;

4. Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Adviser, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days;

5. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States;

6. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired;

7. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments; or

8. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 50% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund's net assets or if the securities sold short would constitute more than 3% of a class of the issuer's outstanding securities.

GENERAL

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase, initial investment or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

The Fund's fundamental investment restriction as to concentration, described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 6 under "Non-fundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer).

Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will participate only when the Adviser believes the securities offered are consistent with the Fund's non-prospectus offering security selections and investment risk profile.

                              TRUSTEES AND OFFICERS

Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Board of Trustees has two standing committees: Audit and Nominating. The Trustees and executive officers of the Fund, their ages and their principal occupations during the last five years and their affiliations, if any, with the Adviser, are set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk. Unless otherwise specified, the address of each person is One Corporate Center, Rye, New York 10580-1434.

    NAME, AGE AND POSITION(S) WITH THE FUND                 PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
    ---------------------------------------                 --------------------------------------------
Mario J. Gabelli, CFA*+                           Chairman  of the Board and Chief  Investment  Officer  of Gabelli
Chairman of the Board and Trustee Age: 58         Asset  Management  Inc. and Chief  Investment  Officer of Gabelli
                                                  Funds, LLC and GAMCO Investors,  Inc.;  Chairman of the Board and
                                                  Chief  Executive  Officer  of  Lynch   Corporation   (diversified
                                                  manufacturing   company)   and  Lynch   Interactive   Corporation
                                                  (multimedia   and  services   company);   Director  of  Spinnaker
                                                  Industries,  Inc. (manufacturing company); Director or Trustee of
                                                  17 other  mutual  funds  advised  by Gabelli  Funds,  LLC and its affiliates.

Felix J. Christiana                               Formerly Senior Vice President of Dollar Dry Dock Savings Bank;
Trustee                                           Director or Trustee of 10 other mutual funds advised by Gabelli
Age: 76                                           Funds, LLC and its affiliates.

Anthony J. Colavita                               President  and  Attorney  at Law in the law  firm of  Anthony  J.
Trustee                                           Colavita,  P.C.  since  1961;  Director  or  Trustee  of 18 other
Age: 65                                           mutual funds advised by Gabelli Funds, LLC and its affiliates.

Vincent D. Enright                                Former  Senior  Vice  President  and Chief  Financial  Officer of
Trustee                                           KeySpan  Energy  Corporation;  Director  or  Trustee  of 7  other
Age: 57                                           mutual funds advised by Gabelli Funds, LLC and its affiliates.

Jon P. Hedrich                                    Private  investor;  Prior  to  1992,  President  and  Partner  of
Trustee                                           Steiner Diamond Institutional Services.
Age: 59

Robert E. Kohnen                                  President of Bask Group LLC (investment management firm); Prior
Trustee                                           to 1999, Vice President and Investment Manager of Protection
Age: 66                                           Mutual Insurance Company.

Karl Otto Pohl*+                                  Member of the  Shareholder  Committee of Sal  Oppenheim Jr. & Cie
Trustee                                           (private  investment bank);  Director of Gabelli Asset Management
Age: 71                                           Inc.  (the  parent   company  of  the  Adviser),   Zurich  Allied
                                                  (insurance  company),  and  TrizecHahn  Corporation  (real estate
                                                  company);   Former  President  of  the  Deutsche  Bundesbank  and
                                                  Chairman of its Central Bank Council  (1980 - 1991);  Director or
                                                  Trustee of 18 other mutual funds  advised by Gabelli  Funds,  LLC and its affiliates.

Anthony R. Pustorino, CPA                         Certified Public Accountant; Professor of Accounting, Pace
Trustee                                           University since 1965; Director or Trustee of 11 other mutual
Age: 75                                           funds advised by Gabelli Funds, LLC and its affiliates.



    NAME, AGE AND POSITION(S) WITH THE FUND                 PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
    ----------------------------------------                --------------------------------------------

Werner J. Roeder, M.D.                            Medical  Director,   Lawrence  Hospital  and  practicing  private
Trustee                                           physician;  Director or Trustee of 11 other mutual funds  advised
Age: 60                                           by Gabelli Funds, LLC and its affiliates.

Henry G. Van der Eb, CFA*++                       Prior to October 1999,  Chairman and Chief  Executive  Officer of
Trustee, President and Chief Executive Officer    Mathers Fund, Inc. and President, Mathers and Company, Inc.
Age: 56

Anthonie C. van Ekris                             Managing Director of Balmac International LTD; Director of
Trustee                                           Spinnaker Industries, Inc. and Stahel Mardmeyer AZ; Director or
Age: 66                                           Trustee of 10 other mutual funds advised by Gabelli Funds, LLC and its affiliates.

Jack O. Vance                                     Managing  Director of  Management  Research,  Inc.,  a management
Trustee                                           consulting firm. Director of International  Rectifier Corporation
Age: 75                                           (semi-conductors),   Semtech  Inc.  and  FCG  Enterprises,   Inc.
                                                  (management consulting)

Bruce N. Alpert                                   Executive Vice President and Chief  Operating  Officer of Gabelli
Executive Vice President and Treasurer            Funds,  LLC  since  1988.   President  and  Director  of  Gabelli
Age: 49                                           Advisers,  Inc.  and an Officer of all  mutual  funds  advised by
                                                  Gabelli  Funds,  LLC  and  its affiliates.

James E. McKee                                    Vice  President,  General  Counsel and Secretary of Gabelli Asset
Secretary                                         Management Inc. since 1999 and GAMCO Investors,  Inc. since 1993;
Age: 37                                           Secretary of all mutual funds advised by Gabelli  Funds,  LLC and
                                                  Gabelli Advisers, Inc.

Anne E. Morrissy, CFA++                           Prior to October 1999,  Executive Vice  President,  Secretary and
Executive Vice President                          Director,  Mathers  Fund Inc.  and Vice  President,  Mathers  and
Age: 40                                           Company, Inc.

Edith L. Cook++                                   Prior to October  1999,  Vice  President and  Treasurer,  Mathers
Vice President                                    Fund Inc. and Vice President, Mathers and Company, Inc.
Age: 59

Heidi M. Stubner++                                Prior to October 1999, Vice President of Mathers Fund, Inc.
Vice President
Age: 32

-----------
+ Mr. Gabelli is an interested person of the Fund because he is the Chief Executive Officer and indirect majority shareholder of the Fund's Adviser. Mr. Pohl is an interested person of the Fund because he acts as a consultant for the Fund's Adviser.
++ Address is 100 Corporate North, Suite 201, Bannockburn, IL 60015.


The Board of Trustees of the Fund has an audit committee consisting of Messrs. Christiana and Pustorino. These Trustees are not "interested persons" of the Fund (as defined in the 1940 Act). The audit committee is responsible for recommending the selection of the Fund's independent auditors and reviewing all audit as well as non-audit accounting services performed for the Fund. The Fund also has a nominating committee consisting of Messrs. Colavita and Roeder. These persons are not "interested persons" of the Fund (as defined in the 1940 Act). The nominating committee is responsible for recommending qualified candidates to the Fund's Board of Trustees in the event that a position is vacated or created.

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.


No director, officer or employee of the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not an affiliated person of the Adviser $1,000 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. Additionally, Messrs. Hedrich, Kohnen and Vance receive an annual retainer of $5,000. The Fund also pays each Trustee serving as a member of the Audit or Nominating Committees a fee of $500 per committee meeting, if held on a day other than a regularly scheduled board meeting. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.


The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received in excess of $60,000 from the Fund for the fiscal year ended December 31, 2000.


                               COMPENSATION TABLE
                               ------------------

          NAME OF PERSON                  AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM THE FUND AND FUND
           AND POSITION                       FROM THE FUND                      COMPLEX PAID TO TRUSTEES*
           ------------                       -------------                      -------------------------
Mario J. Gabelli+                              $ 0                                       $ 0  (17)
Felix J. Christiana+                           $ 5,000                             $ 107,000  (11)
Anthony J. Colavita+                           $ 4,000                             $ 129,967  (19)
Vincent D. Enright+                            $ 4,000                              $ 43,500  (8)
Jon P. Hedrich                                 $ 14,000                             $ 14,000  (1)
Robert E. Kohnen                               $ 14,000                             $ 14,000  (1)
Karl Otto Pohl+                                $ 0                                        $0  (19)
Anthony R. Pustorino+                          $ 5,000                             $ 121,500  (12)
Werner J. Roeder+                              $ 4,000                              $ 57,000  (12)
Anthonie C. van Ekris+                         $ 4,000                              $ 63,000  (11)
Jack O. Vance                                  $ 14,000                             $ 14,000  (1)

--------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have a common or affiliated investment adviser.
+     Became Trustees on October 1, 1999.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 6, 2001, the following persons owned of record or beneficially more than 5% of the Fund's outstanding shares:

                       NAME AND ADDRESS                          % OF CLASS          NATURE OF OWNERSHIP
                       ----------------                          ----------          -------------------

      Edward A. Pauls and Florence L. Pauls JT WROS                20.02%                 Beneficial
      8227 Top of the World Drive
      Salt Lake City, UT 84121-6031

      Gabelli Asset Management Inc.                                5.50%                  Beneficial
      1 Corporate Center
      Rye, NY  10580-1442

As of April 20, 2001, the Trustees and officers of the Fund, as a group, beneficially owned 892,117 or 5.56% of the Fund's outstanding shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as investment adviser to 14 open-end investment companies and 4 closed-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 2000. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc., a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $10.1 billion under its management as of December 31, 2000; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $446 million as of December 31, 2000; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $437 million as of December 31, 2000; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2000.

An investment advisory agreement (the "Current Agreement") between the Fund and the Adviser was approved by the shareholders of the Fund on September 24, 1999, to be effective on October 1, 1999. The Current Agreement provides that the Adviser will act as investment adviser to the Fund, supervise and manage the
Fund's investment activities on a discretionary basis and oversee the administration of the Fund's business and affairs. In this connection, the Adviser is responsible for maintaining certain of the Fund's books and records and performing other administrative aspects of the Fund's operations to the extent not performed by the Fund's custodian, transfer agent and dividend disbursing agent.

The Adviser bears all costs and expenses incurred in connection with its duties under the Current Agreement, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the SEC; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's Trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Current Agreement provides that in the course of the Adviser's execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund's Board of Trustees, (i) place orders for the purchase or sale of the Fund's portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

The Current Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, directors, employees, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Fund. However, the agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The agreement also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the agreement unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

The Current Agreement expressly permits the Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Fund's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Adviser for other investment companies, entities or products. The agreement also provides that in the event that the Adviser ceases to be the Fund's investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

The Current Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Trustees (or, with respect to the provisions relating to the Fund's Plan of Distribution, by a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements) by the holders of the same proportion of shares required to authorize the agreement or by the Adviser. The agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The agreement provides that unless terminated it will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the agreement is approved annually by the Trustees of the Fund or the shareholders of the Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or "interested persons" as defined in the 1940 Act of any such person.

As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's daily average net assets. The Adviser has agreed to waive a portion of such fee equal to 0.25% of the Fund's daily net assets during the period prior to October 1, 2001 on the first $100 million of net assets of the Fund. For the period October 1, 1999 through December 31, 1999 and the fiscal year ended December 31, 2000, the Fund paid $197,652 and $767,991, respectively, to the Adviser.

Prior to October 1, 1999, under an investment advisory agreement between the Fund and Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois (the "Prior Agreement"), Mathers and Company furnished continuous investment advisory services and management to the Fund. Mathers and Company received an annual fee of 0.75% of the first $200,000,000 of the Fund's average monthly net assets, 0.625% of average monthly net assets in excess of $200,000,000 but not exceeding $500,000,000, and 0.50% of average monthly net assets in excess of $500,000,000. The fees paid by the Fund to Mathers and Company for the period January 1, 1999 through September 30, 1999 and the fiscal year ended December 31, 1998 were $587,061 and $865,916, respectively. Pursuant to an expense reimbursement provision contained in the Prior Agreement, the fees paid by the Fund to Mathers and Company for 1998 were reduced by $41,301. Absent such expense reimbursement provision, the fees paid by the Fund to Mathers and Company for 1998 would have been $907,217. For the period from January 1, 1999 through September 30, 1999, there was no expense reimbursement from Mathers and Company to the Fund.

SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., which is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Sub-Administrator is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended ("the Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For such services and the related expenses borne by the Sub-Administrator, the Advisor pays the Sub-Administrator an annual fee at the following rates: .0275% on aggregate net assets of $0-$10 billion, .0125% on aggregate net assets of $10-$15 billion and .0100% on aggregate net assets over $15 billion, which together with the services rendered, is subject to re-negotiation if net assets exceed $20 billion.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS

Ernst & Young LLP has been appointed independent auditors for the Fund and is located at 787 Seventh Avenue, New York, New York 10019.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184. Neither State Street nor BFDS assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor" or "Gabelli & Company"), a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of 0.25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan compensates the Distributor regardless of its expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan. The Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Plan contains a number of provisions relating to reporting obligations and to its continuation, amendment and termination as required by Rule 12b-1. The Plan will continue in effect for longer than one year only as long as its continuation is specifically approved at least annually by a majority of the Fund's Board of Trustees, including a majority of the Rule 12b-1 Trustees (Trustees who are not "interested persons" of the Fund), by a vote cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a majority of the Fund's Board of Trustees and the Rule 12b-1 Trustees, and the Plan may not be amended to increase the maximum level of payments by the Fund without such approvals and, further, the approval of a majority of the outstanding shares of the Fund. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding shares of the Fund. The Plan requires that the Fund's Board of Trustees receive, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be at the discretion of the non-interested Trustees then in office.


No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.


During the fiscal year ended December 31, 2000, the Fund incurred expenses under the Plan of $59,900. Of this amount, $3,100 attributable to advertising and promotion, $23,100 for printing, postage and stationery, $2,600 for overhead support expenses, $21,200 for salaries of personnel of the Distributor and $9,900 to third party servicing fees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of the accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $104,423 on portfolio transactions in the principal amount of $58,443,585 during 2000 to various broker-dealers who provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Trustees has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions must be reasonable and fair in comparison to the commissions that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of each fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect portfolio transactions on behalf of the Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.


                                                                    Fiscal Year Ended
                                                                      DECEMBER 31,        Commissions PAID
                                                                    -----------------     ----------------
  Total Brokerage Commissions                                              1998              $ 551,077
                                                                           1999              $ 163,561
                                                                           2000              $ 590,111

  Commission paid to Gabelli & Company                                     1998              $       0
                                                                           1999              $  57,997
                                                                           2000              $ 338,001

  % of Total Brokerage Commissions paid to Gabelli & Company               2000              57.28%

  % of Total Transactions involving Commissions paid to Gabelli            2000              69.65%
  & Company

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Adviser and taken at the value used in determining the Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the redemptions by the particular shareholder over the prior three months exceed $250,000 and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's NAV per share, readily marketable portfolio securities listed on a U.S. securities exchange or traded in the U.S. over-the-counter market for which market quotations are available are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange's or other markets on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value.



All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the New York Stock Exchange.


Stock index futures contracts held by the Fund are valued at the close of trading settlement price established each day by the exchange on which they are traded. Options on stock index futures and options on cash stock indices are valued at their daily end of trading closing prices on the exchanges on which they are traded.

United States Government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees.

                           DISTRIBUTIONS AND DIVIDENDS




Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Fund's Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed upon shareholders in connection with the reinvestment of dividends and capital gains distribution. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.



                                    TAXATION


GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change and which may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.


DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, for noncorporate shareholders, the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisors regarding federal, state, local and foreign tax considerations.


FUND INVESTMENTS


OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

SHORT SALES. In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for U.S. federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller) delivers the security to the broker (as the lender) and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if on the date of such short sale substantially identical securities have been held by the Fund for less than one year or the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. The Fund does not intend, however, to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may report its historical performance for various periods on a total return basis in reports or other communications to shareholders or in advertising material. Total return combines principal changes and dividends for the periods shown. Principal changes are the difference between the beginning and ending net asset values for a given period and assume reinvestment of dividends. Dividends include income dividends and capital gains distributions paid during the period. Percentage changes are determined by subtracting the beginning net asset value from ending net asset value (computed on a total return basis) and dividing the remainder by the beginning net asset value.

The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results to be representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

Comparative performance information or rankings may be used from time to time in reports or other communications to shareholders or in advertising material.

The average annual rates of return of the Fund for the one, five and ten year periods ended December 31, 2000, and since inception (August 19, 1965) through December 31, 2000, were 5.02%, 1.62%, 2.32% and 11.16%, respectively, computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the third preceding paragraph and "annualizing" such total return -- i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

Inasmuch as the Fund has no sales load on purchases or reinvested dividends and no deferred sales load or redemption fee, no adjustments are made for such items in calculating performance.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware business trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may not be held personally liable as partners for a trust's obligations.


                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2000, including the report of Ernst & Young LLP, independent auditors, are incorporated by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                            THE GABELLI MATHERS FUND

                                     PART C

                                OTHER INFORMATION

Item 23.

Exhibits:

(a) Agreement and Declaration of Trust of the Registrant is incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement as filed with the SEC via EDGAR on July 22, 1999 (Accession No. 0000927405-99-000248) ("Post-Effective Amendment No. 59").

          Resolutions Authorizing Initial Series of Shares are incorporated by reference to Post-Effective Amendment No. 59.

(b)       By-Laws  of  the   Registrant   are   incorporated   by  reference  to
          Post-Effective Amendment No. 59.

(c)       Not Applicable.



(d) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000193) ("Post-Effective
          Amendment No. 62").

(e)       Distribution  Agreement  between the Registrant and Gabelli & Company,
          Inc.,   dated  October  1,  1999,  is  incorporated  by  reference  to
          Post-Effective Amendment No. 62.


(f)       Not Applicable.

(g) Custodian Agreement between the Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement as filed with the SEC via EDGAR on September 29, 1999 (Accession No. 0000927405-99-000322) ("Post-Effective No. 61").

(h) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 61.

(i) Opinion and Consent of Counsel concerning the legality of the securities issued is incorporated by reference to Post-Effective Amendment No. 61.



(j)       Consent of Ernst & Young LLP, Independent Auditors, is filed herewith.

          Powers of Attorney for Henry Van der Eb, Felix J. Christiana,  Anthony
          J. Colavita, Vincent D. Enright, Jon P. Hedrich, Robert E. Kohnen, Karl Otto Pohl, Anthony R. Pustorino and Anthonie C. van Ekris are filed herewith.


(k)       Not Applicable.

(l)       Not Applicable.

(m) Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 59.

(n)       Not Applicable.

(o)       Not Applicable.



(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is filed herewith.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          See Article IV of the Registrant's Agreement and Declaration of Trust, which provision is incorporated herein by reference. Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Investment Advisory Agreement, the Sub-Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
          Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

          The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.  PRINCIPAL UNDERWRITERS


(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value

          Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.

(b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)       Not Applicable.



Item 28.  LOCATION OF ACCOUNTS AND RECORDS


          All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

          1.  Gabelli Funds, LLC
              One Corporate Center
              Rye, New York 10580-1434

          2.  PFPC Inc.
              101 Federal Street
              Boston, Massachusetts 02110

          3.  PFPC Inc.
              3200 Horizon Drive
              King of Prussia, Pennsylvania 19406

          4.  State Street Bank and Trust Company
              225 Franklin Street
              Boston, Massachusetts 02110

          5.  Boston Financial Data Services, Inc.
              Two Heritage Drive
              North Quincy, Massachusetts 02171



Item 29.   MANAGEMENT SERVICES

           Not Applicable.
Item 30.   UNDERTAKINGS

           Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI MATHERS FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of April, 2001.

                                          THE GABELLI MATHERS FUND
                                          BY:  /S/ BRUCE N. ALPERT
                                               -------------------
                                          Bruce N. Alpert
                                          Executive Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 63 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                      TITLE                                            DATES
----------                                      -----                                            -----
                                                Chairman
-----------------------------------------------
Mario J. Gabelli

Henry G. Van der Eb*                            President,Trustee and Chief Executive Officer    April 30, 2001
-----------------------------------------------
Henry G. Van der Eb

/s/ Bruce N. Alpert                             Executive Vice President and Treasurer           April 30, 2001
-----------------------------------------------
Bruce N. Alpert

Felix J. Christiana*                            Trustee                                          April 30, 2001
-----------------------------------------------
Felix J. Christiana

Anthony J. Colavita*                            Trustee                                          April 30, 2001
-----------------------------------------------
Anthony J. Colavita

Vincent D. Enright*                             Trustee                                          April 30, 2001
-----------------------------------------------
Vincent D. Enright

Jon P. Hedrich*                                 Trustee                                          April 30, 2001
-----------------------------------------------
Jon P. Hedrich

Robert E. Kohnen*                               Trustee                                          April 30, 2001
-----------------------------------------------
Robert E. Kohnen

Karl Otto Pohl*                                 Trustee                                          April 30, 2001
-----------------------------------------------
Karl Otto Pohl

Anthony R. Pustorino*                           Trustee                                          April 30, 2001
-----------------------------------------------
Anthony R. Pustorino

                                                Trustee
-----------------------------------------------
Werner J. Roeder

                                                Trustee
-----------------------------------------------
Jack O. Vance

Anthonie C. van Ekris*                          Trustee                                          April 30, 2001
-----------------------------------------------
Anthonie C. van Ekris

*BY:  /S/ BRUCE N. ALPERT           Bruce N. Alpert Attorney-in-Fact
------------------------------------

                                  EXHIBIT INDEX

         EXHIBIT NO.              DESCRIPTION



         (j)                      Consent of Ernst & Young LLP, Independent
                                  Auditors.

                                  Powers of Attorney for Henry Van der Eb, Felix
                                  J. Christiana, Anthony J. Colavita, Vincent D. Enright, Jon P. Hedrich, Robert E. Kohnen, Karl Otto Pohl, Anthony R. Pustorino and Anthonie C. van Ekris

         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC.